UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2007

CRDENTIA CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-31152	76-0585701
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5001 LBJ Freeway, Suite 850
Dallas, Texas 75244

(Address of Principal Executive Offices) (Zip Code)

(972) 850-0780
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01            Entry into a Material Definitive Agreement.

On April 4, 2007, Crdentia Corp. (the “Company”) entered into a Settlement Agreement (the “Settlement Agreement”) with iVOW, Inc. (“iVOW”) to terminate and release the other party from any and all claims arising under the Agreement and Plan of Merger between the Company and iVOW dated as of September 20, 2006 (the “Merger Agreement”), the Interim Management Agreement between the Company and iVOW dated as of September 20, 2006 (the “Management Agreement”), and all other related agreements (collectively, with the Merger Agreement and the Management Agreement, the “Merger Documents”).  Pursuant to the terms of the Settlement Agreement, in exchange for iVOW’s promise to release all claims, known or unknown, related to or arising out of the Merger Documents, and in exchange for $700,693 due to iVOW by the Company as of the date of the settlement, we issued 1,500,000 shares of our common stock to iVOW.  The officers, directors and certain stockholders of the Company and iVOW were also party to the Settlement Agreement.

Also pursuant to the terms of the Settlement Agreement and a Registration Rights Agreement by and between the Company and iVOW dated as of April 4, 2007, we agreed to register the 1,500,000 shares issued to iVOW with the SEC no later than May 31, 2007.  The shares were issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

The foregoing descriptions of the settlement documents do not purport to be complete and are qualified in their entirety by the Settlement Agreement and the Registration Rights Agreement attached as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02            Termination of a Material Definitive Agreement.

The information regarding the Merger Agreement and the Management Agreement as set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.02.

Item 3.02            Unregistered Sales of Equity Securities

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 9.01            Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
10.1	Settlement Agreement, by and between the Company and iVOW, dated as of April 4, 2007.
10.2	Registration Rights Agreement, by and between the Company and iVOW, dated as of April 4, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRDENTIA CORP.
April 10, 2007	By:	/s/ James J. TerBeest
James J. TerBeest
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.1	Settlement Agreement, by and between the Company and iVOW, dated as of April 4, 2007.
Exhibit 10.2	Registration Rights Agreement, by and between the Company and iVOW, dated as of April 4, 2007.